Filed pursuant to Rule 497(e)

Registration No. 333-271700

THEMES ETF TRUST

Leverage Shares 2X Long BBAI Daily ETF (Ticker: BAIG)

Leverage Shares 2X Long CRCL Daily ETF (Ticker: CRCG)

Leverage Shares 2X Long CRWV Daily ETF (Ticker: CRWG)

(each, a “Fund” and collectively, the “Funds”)

Supplement dated April 6, 2026

to the Summary Prospectus, Prospectus and Statement of Additional Information

of the Funds, dated February 27, 2026 (as supplemented)

The Board of Trustees of Themes ETF Trust has approved a reverse share split for each Fund at a proposed split ratio of 1:10. Shareholders of each Fund will receive 1 share for every 10 shares of the applicable Fund held by each such shareholder. The Creation Unit size for each Fund will not change.

The reverse share split will be effective after the close of the U.S. markets on May 4, 2026. Shares of each Fund will begin trading on a split-adjusted basis on May 5, 2026.

The reverse share split will not change the value of a shareholder’s investment in a Fund. The total net assets of each Fund will not change as a result of the reverse share split. However, the number of shares outstanding of each Fund will decrease and the net asset value per share of each Fund will increase proportionally.

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PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE